                               THIRD AMENDMENT TO
                             SHAREHOLDERS AGREEMENT

          This Third Amendment (this "Amendment") is entered into as of June 28, 2001 by and among Fannie May Holdings, Inc., a Delaware corporation ("Holdings"), Archibald Candy Corporation, an Illinois corporation (the "Company"), and the shareholders of Holdings named on the signature pages hereof (the "Shareholders"), and amends the Shareholders Agreement entered into as of October 30, 1991 among Holdings, the Company and the Shareholders (or the persons or entities from whom the Shareholders, directly or indirectly, have obtained shares of Holdings' common stock) (as amended, the "Shareholders Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Shareholders Agreement.

                                    RECITALS

          WHEREAS, the Company and Sweet Factory, Inc., an indirect, wholly-owned subsidiary of the Company, desire to enter into a Financing Agreement with The CIT Group/Business Credit, Inc. and/or other lenders (as may be amended, modified, or supplemented from time to time, the "Credit Facility"); and

          WHEREAS, it is a condition to the closing of the Credit Facility that the parties hereto enter into this Amendment.

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the undersigned hereby agree as follows:

          1. Section 2(a) of the Shareholders Agreement is hereby amended to read "until October 30, 2011" rather than "from and after the Closing Date and for a period of ten years thereafter".

          2. Section 3(b) of the Shareholders Agreement is hereby amended by:

             (a) deleting the word "or" from clause (ii) thereof; and

             (b) adding the following after clause (iii) thereof:

                 "(iv) (A) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself, (B) convey, sell, lease, transfer or otherwise dispose of in a transaction or related series of transactions 10% (determined on the basis of fair market value) or more of the property, business or assets of Holdings and its Subsidiaries or (C) acquire by purchase or otherwise the business or any assets of, or stock or other evidences of beneficial ownership of, any Person with a purchase price in excess of 10% (determined on the basis of fair market value) of the aggregate value of the property, business and assets of Holdings and its Subsidiaries; PROVIDED, that the foregoing affirmative vote or consent shall not be required for any of the following transactions: (x) the merger or consolidation of any Subsidiary of Holdings with or into Holdings or with or into any one or more wholly owned Subsidiaries of Holdings; or (y) the sale, lease, transfer or other disposition by any Subsidiary of Holdings of any or all of its respective assets (upon voluntary liquidation or otherwise) to any one or more wholly-owned Subsidiaries of Holdings or to Holdings;

                 (v) create, incur, assume, guarantee or otherwise become or remain liable with respect to any indebtedness in excess of $5,000,000 or enter into any other transaction having a similar effect, other than indebtedness of a Subsidiary of Holdings owing to Holdings or to another Subsidiary of Holdings and indebtedness of the Company or a Subsidiary of the Company existing as of the date hereof; or

                 (vi) elect or remove the President or Chief Financial Officer of Holdings or the Company;"

          3. Section 9(g) of the Shareholders Agreement is hereby amended to read "October 30, 2011" rather than "the tenth anniversary hereof".

          4. To induce the TCW Entities to enter into this Amendment, the Jordan Group has set forth on ANNEX A a list of members of the Jordan Group and their affiliates (the "Jordan Holders") that beneficially own notes issued pursuant to the Indenture, together with the aggregate principal amount of such notes. The Jordan Group agrees that it will promptly notify the TCW Entities upon each acquisition by the Jordan Holders of notes issued pursuant to the Indenture in an aggregate principal amount in excess of $5,000,000.

          5. To induce the Jordan Group to enter into this Amendment, the TCW Entities that are a party to this Amendment acknowledge that no such TCW Entity beneficially owns any notes issued pursuant to the Indenture. Such TCW Entities agree that they will promptly notify the Jordan Group upon each acquisition by such TCW Entities of notes issued pursuant to the Indenture in an aggregate principal amount in excess of $5,000,000.

          6. The notice address set forth in Section 9(m) of the Shareholders Agreement is hereby amended to read as follows:

          Fannie May Holdings, Inc.
          c/o The Jordan Company
          767 Fifth Avenue
          New York, New York 10153
          Attention: Adam E. Max, Managing Director

          with a copy to:

          Winston & Strawn
          35 West Wacker Drive
          Chicago, Illinois 60601

          Attention: Patrick O. Doyle

          7. This Amendment is effective as of the date hereof.

          8. Except as specifically amended by this Amendment, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of the Shareholders under, the Shareholders Agreement.

          9. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          10. This Amendment and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contacts made and performed in such state and without regard to conflicts of law doctrines except to the extent that certain matters are preempted by federal law or are governed by the law of the jurisdiction of organization of the respective parties.

                            [signature pages follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

                                        FANNIE MAY HOLDINGS, INC.

                                        By:   /s/ Ted A. Shepherd
                                           -------------------------------------
                                        Its:  President, Chief Operating Officer

                                        ARCHIBALD CANDY CORPORATION

                                        By:   /s/ Ted A. Shepherd
                                           -------------------------------------
                                        Its:  President, Chief Operating Officer

                                        TCW SPECIAL PLACEMENTS FUND III
                                        By:  TCW Capital
                                        Its:  General Partner

                                             By: TCW Asset Management Company
                                             Its:  Managing General Partner

                                                  By:   /s/ Raymond F. Henze
                                                     ---------------------------
                                                  Its:  Group Managing Director

                                        TCW CAPITAL, as Investment Manager
                                        pursuant to an Investment Management
                                        Agreement dated as of June 30, 1989

                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                             By:   /s/ Raymond F. Henze
                                                --------------------------------
                                             Its:  Group Managing Director

          [signature page to Third Amendment to Shareholders Agreement]

                                        TCW CAPITAL, as Investment Manager
                                        pursuant to an Investment Management
                                        Agreement dated as of April 18, 1990

                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                             By:   /s/ Raymond F. Henze
                                                --------------------------------
                                             Its:  Group Managing Director

                                        MEZZANINE CAPITAL

                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                             By:   /s/ Raymond F. Henze
                                                --------------------------------
                                             Its:  Group Managing Director

                                        WCT INVESTMENT PTE. LTD.

                                        By:   /s/ Brett K. Fisher
                                           -------------------------------------
                                        Its:  Director

                                        JORDAN INDUSTRIES, INC.

                                        By:   /s/ John W. Jordan II
                                           -------------------------------------
                                        Its:

                                        JZ EQUITY PARTNERS PLC

                                        By:   /s/
                                           -------------------------------------
                                        Its:  Investment Adviser

          [signature page to Third Amendment to Shareholders Agreement]

                                        LEUCADIA INVESTORS, INC.

                                        By:   /s/
                                           -------------------------------------
                                        Its:

                                        THE JOHN W. JORDAN II REVOCABLE TRUST

                                        By:   /s/ John W. Jordan II
                                           -------------------------------------

                                        THE JW/JENN TRUST

                                        By:   /s/ John W. Jordan II
                                           -------------------------------------
                                                    Trustee

                                         /s/ David W. Zalaznick
                                        ----------------------------------------
                                        David W. Zalaznick

                                         /s/ Johnathan F. Boucher
                                        ----------------------------------------
                                        Johnathan F. Boucher

                                         /s/ John R. Lowden
                                        ----------------------------------------
                                        John R. Lowden

                                         /s/ Adam E. Max
                                        ----------------------------------------
                                        Adam E. Max

                                         /s/ John M. Camp
                                        ----------------------------------------
                                        John M. Camp

                                         /s/ Richard Caputo
                                        ----------------------------------------
                                        Richard Caputo

          [signature page to Third Amendment to Shareholders Agreement]

                                        ----------------------------------------
                                        James E. Jordan

                                         /s/ Paul Rodzevik
                                        ----------------------------------------
                                        Paul Rodzevik

                                         /s/ Thomas H. Quinn
                                        ----------------------------------------
                                        Thomas H. Quinn

                                         /s/ Ted A. Shepherd
                                        ----------------------------------------
                                        Ted A. Shepherd

          [signature page to Third Amendment to Shareholders Agreement]